================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 23, 2004
(Date of earliest event reported)                 Commission File No. 333-112819

                           TELEX COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                                        11-3707780
  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                        Identification No.)

            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       Registrant's telephone number, including area code: (952) 884-4051

                                      NONE
         (Former name or former address, if changed since last report.)

================================================================================

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Reference is made to the Registrant's Press Release, dated July 23, 2004, which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TELEX COMMUNICATIONS, INC.


Dated: July 23, 2004                By: /s/ Gregory W. Richter
                                        ----------------------------------------
                                    Gregory W. Richter
                                    Vice President and Chief Financial Officer

                           Telex Communications, Inc.
                                    Form 8-K

                                  Exhibit Index


         Exhibit No.                        Description
         -----------                        -----------
         99.1                               Press Release, dated July 23, 2004